[LOGO] SECURITY BENEFIT(R)          ELITEDESIGNS(R) VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Complete the entire form to establish a new EliteDesigns(R) Variable Annuity
Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type:[ ] Non-Qualified    [ ] 403(b) TSA
                               [ ] Roth 403(b) TSA  [ ] Roth IRA
                               [ ] SEP              [ ] SIMPLE
                               [ ] Traditional IRA

Initial Contribution $
                       ------------------------------------------
FOR IRAs ONLY: Current Year   $                   Prior Year $
                                ------------------              ---------
Rollover $
          -------------------
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant
                  --------------------------------------------------------------
                       First                  MI                     Last
Mailing Address
                ----------------------------------------------------------------
                  Street Address         City         State             ZIP Code

Residential Address
(if different from
mailing address)
                 ---------------------------------------------------------------
                 Street Address          City         State             ZIP Code

Social Security Number/Tax I.D. Number                Date of Birth
                                      ---------------               ------------
                                                                    (mm/dd/yyyy)
Daytime Phone Number                     Home Phone Number
                     -------------------                  ----------------------
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3. PROVIDE CONTRACTOWNER INFORMATION
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[ ]  Same as Annuitant

Name of Contractowner
                      ----------------------------------------------------------
                        First               MI                        Last

Mailing Address
                ----------------------------------------------------------------
                 Street Address            City          State          ZIP Code

Residential Address
(if different from
 mailing address)
                  --------------------------------------------------------------
                  Street Address           City          State          ZIP Code

Social Security Number/Tax I.D. Number               Date of Birth
                                       -------------               -------------
                                                                    (mm/dd/yyyy)
Daytime Phone Number                           Home Phone Number
                    -------------------------                    ---------------
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4. PROVIDE JOINT OWNER INFORMATION
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Name of Joint Owner
                   -------------------------------------------------------------
                     First                   MI                    Last Mailing
Address
        ------------------------------------------------------------------------
         Street Address          City          State                   ZIP Code

Residential Address
(if different from
 mailing address)
                  --------------------------------------------------------------
                  Street Address              City       State          ZIP Code

Social Security Number/Tax I.D. Number                 Date of Birth
                                      -----------------              -----------
                                                                    (mm/dd/yyyy)
Daytime Phone Number                   Home Phone Number
                    ------------------                   -----------------------
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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.

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            PRIMARY BENEFICIARY NAME               DOB (MM/DD/YYYY)              RELATIONSHIP TO OWNER           % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
1.
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2.
------------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------------
4.
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

For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

------------------------------------------------------------------------------------------------------------------------------------
            CONTINGENT BENEFICIARY NAME            DOB (MM/DD/YYYY)              RELATIONSHIP TO OWNER           % OF BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------

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6. PROVIDE REPLACEMENT INFORMATION
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Do  you  currently  have any existing annuity or insurance policies?
[ ] Yes  [ ] No
Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No
If Yes, please list the company and policy number.

Company Name                            Policy Number
             --------------------------               --------------------------
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 7. CHOOSE OPTIONAL RIDERS AND WITHDRAWAL CHARGE SCHEDULE
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YOU MUST SELECT ONE OF THE WITHDRAWAL CHARGE SCHEDULES BELOW.

  [ ] 0-Year Withdrawal Charge Schedule

  [ ] 5-Year Withdrawal Charge Schedule

YOU MAY SELECT ONE OR MORE OF THE FOLLOWING RIDERS.(1)

  [ ] Credit Enhancement Rider at 3%.

  [ ] Return of Premium Death Benefit Rider.

(1) Applicant may but is not required to select one or more of the optional riders.
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                                                                 Please Continue

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8. INDICATE INVESTMENT DIRECTIONS
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Refer to the Fund List sheet and indicate your investment preferences below.

Please indicate whole percentages totaling 100%


       PERCENTAGE FUND NAME

               %
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               %
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               %
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               %
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               %
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               %
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               %
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               %
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               %
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               %
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               %
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               %
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               %
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               %
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               %
       --------    -------------------------------------------------

       MUST TOTAL 100%
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                                                                 Please Continue

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9. SALARY INFORMATION
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PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY
REDUCTION AND/OR DEDUCTION.

Contribution Amount (select all that apply):

     [ ]  Pre-tax  Qualified  Contribution of $              per year or
          % per pay  period.                   -------------             -------



     [ ]  After-tax  Roth  Contribution  of  $                   per year or
                     % per pay period.        -----------------
          ----------


Beginning:                 Please skip the following month(s):
          ----------------                                    ------------------
          Date (mm/dd/yyyy)

Will your employer match contributions?   [ ] Yes   [ ] No

Employer Name
              ------------------------------------------------------------------
Mailing Address
                ----------------------------------------------------------------
                 Street Address        City       State            ZIP Code

Billing Statement Address
(if different from above) ------------------------------------------------------
                          Street Address        City         State    ZIP Code
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10. SET UP ELECTRONIC PRIVILEGES
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Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative based on instructions of the Owner.
[ ] I do NOT wish to authorize electronic privileges.
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11. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ]  Check this box to receive a Statement of Additional Information.
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                                                                 Please Continue

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12. STATE FRAUD DISCLOSURE
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Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
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13. PROVIDE SIGNATURE
----------------------------------------
My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X
  ---------------------------------------------------    -----------------------
  Signature of Owner                Date (mm/dd/yyyy)     Signed at (City/State)

X
  ---------------------------------------------------
  Signature of Joint Owner          Date (mm/dd/yyyy)
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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will  the  Annuity  being  purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ] Yes. If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments:
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Print Name of Representative
                             ---------------------------------------------------

X
  ------------------------------------------------------------------------------
  Signature of Representative                                  Date (mm/dd/yyyy)

Address
        ------------------------------------------------------------------------
        Street Address           City               State              ZIP Code

Daytime Phone  Number                 Email  Address
                      ---------------                ---------------------------

Representative License I.D. Number
                                   -------------------------------
Print Name of Broker/Dealer
                            ----------------------------------------------------
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                                                                 Please Continue

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
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To  help  the  government  fight  the  funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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CONSENT TO RECEIVE ELECTRONIC PROSPECTUS
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Check the appropriate box below.

[ ] I hereby consent to electronic initial delivery of the Variable Annuity Prospectus and the underlying fund prospectuses. I have access to a personal computer capable of running Adobe Reader 7.0 (and above) and I am able to access the Prospectuses stored on the CD-ROM provided to me. I understand that I may request a free paper copy of the Prospectuses at any time by calling 1-800-888-2461.

[ ] I received a paper copy of the Variable Annuity Prospectus and have or will receive a paper copy of any of the underlying fund prospectuses.

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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to:1-785-368-1772
                  Visit us online at www.securitybenefit.com
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